SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2008
Effective July 1, 2008, in the section titled “MANAGEMENT,” under the heading “Information about the Investment Adviser and Managers,” the portfolio management disclosure for AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) with respect to the Aggressive Growth Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Aggressive Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at AIG SAAMCo and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining AIG SAAMCo in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.”
Dated:      July 3, 2008

Versions:	Class 1 Version A, Class 1 Version B, Class 1 & 3 Version C1, Class 1 Version C2, Class 1 Version D, Class 1 AG Life, Combined Version 1 and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2008
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) reference to Jay Rushin is deleted in its entirety and the chart should be supplemented with the following:

Other Accounts
(As of January 31, 2008)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $ millions)	Accounts	(in $ millions)
AIG SAAMCo	Ma, Paul	1	$66.5	—	—	—	—
Dated: July 3, 2008